Employee benefits	6 Months Ended
Jun. 30, 2026
Employee Benefits [Abstract]
Employee benefits	Employee benefits
The Company operates partially funded defined benefit pension plans in Germany and Austria, an unfunded defined benefit pension plan in Sweden and defined benefit indemnity arrangements in Italy and Austria, as well as various contribution plans in other countries. Pension benefits in Switzerland are met via a contract with a collective foundation that offers a fully insured solution to provide a contribution-based cash balance retirement plan, which is classified as a defined benefit plan. In addition, an unfunded post-retirement medical plan is operated in Austria. In Germany and Italy, long term service awards are in operation and various other countries provide other employee benefits. There were no changes in the nature of any schemes in the six months ended June 30, 2026.

The total net employee benefit obligations as at June 30, 2026 is as follows:

€m
Balance as of January 1, 2026	138.4
Current service cost	0.9
Net interest expense	2.2
Benefits paid	(3.5)
Actuarial gain on pension scheme valuations	3.2
Foreign exchange differences on translation	(1.0)
Balance as of June 30, 2026	140.2
The principal assumptions applied for the valuation at June 30, 2026 were the same as those applied at December 31, 2025, except for the German plan, which is the most significant in terms of plan assets and liabilities to the Company. The discount rate applied to the German defined benefit obligations was unchanged at 4.1%